SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 1, 1999


                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


     VIRGINIA                          1-12875                  54-1589139
     (State of                       (Commission               (IRS Employer
     incorporation)                  File Number)            Identification No.)


     306 EAST MAIN STREET                                           23219
     RICHMOND, VIRGINIA                                           (Zip Code)
     (Address of principal
     executive offices)



               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                      Index




Item 5.       Other Events

Item 7.       Financial Statements and Exhibits

              Financial Statements:

              None.

              Exhibits:

              99.1 Press Release dated October 1, 1999 announcing a Company Common Share Repurchase Program.

              99.2 Press Release dated October 4, 1999 reporting on the Company's closing of a $73.5 million secured fixed-rate borrowing.

Item 5.       Other Events

              On October 1, 1999 and October 4, 1999, respectively, Cornerstone Realty Income Trust, Inc. issued Press Releases. The October 1, 1999 Press Release announces a Company Common Share Repurchase Program and the October 4, 1999 Press Release reports on the Company's closing of a $73.5 million secured fixed-rate borrowing.


CAUTIONARY STATEMENT

              Certain matters discussed in this Form 8-K (including the exhibits thereto) contain "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to, without limitation, possible future economic performance, plans and objectives of management for future operations, and projections of revenue and other financial items, demographic projections and federal income tax considerations, which can be identified by the use of forward-looking terminology that refers to or describes events that will or may occur in the future. Such forward-looking statements are inherently subject to risks and uncertainties that could cause future results to differ materially from those contained in such forward-looking statements. Many of the risks and uncertainties cannot be predicted with accuracy and some might not even be anticipated. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company can give no assurance that its expectations can be achieved or will be realized. Factors that would cause actual results to differ materially from the Company's current expectations include general economic conditions, economic conditions in the areas of the Company's operations, and risks associated with the acquisition, ownership and operation of properties, including unanticipated decreases in revenues or increases in expenses or liabilities at the properties.

                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Cornerstone Realty Income Trust, Inc.


Date:  October 13, 1999                By:    /s/  Stanley J. Olander, Jr.
                                           -------------------------------------
                                           Stanley J. Olander, Jr.,
                                           Chief Financial Officer
                                           Cornerstone Realty Income Trust, Inc.

                                Index to Exhibits



Exhibit No.                                 Exhibit
-----------                                 -------

   99.1 Press Release dated October 1, 1999 announcing a Company Common Share Repurchase Program.

   99.2            Press   Release  dated   October 4, 1999  reporting  on   the
                   Company's closing of a $73.5 million secured fixed-rate borrowing.